Exhibit 99.5

                                                                  EXECUTION COPY


                               CUSTODIAL AGREEMENT


                  THE CUSTODIAL AGREEMENT, dated as of March 1, 2006 (the "Agreement"), among Morgan Stanley Mortgage Capital Inc. (the "Purchaser"), having an address of 1221 Avenue of the Americas, 27th Floor, New York, New York 10020, American Home Mortgage Corp., having an address at 538 Broadhollow Road, Melville, New York 11747 ("American Home", a "Seller"), American Home Mortgage Servicing, Inc., having an address at 4600 Regent Blvd, Suite 200, Irving, Texas 75063 ("American Home Servicing", a "Servicer"), The Hemisphere National Bank, having an address at 1305 Franklin Avenue, Garden City, New York 11530 ("Hemisphere", a "Servicer" and a "Seller"), HSBC Mortgage Corporation (USA), having an address at 2929 Walden Ave, Depew, New York 14043 ("HSBC", a "Seller" and a "Servicer"), Morgan Stanley Credit Corporation (formerly known as Morgan Stanley Dean Witter Credit Corporation), having an address at 2500 Lake Cook Road, Riverwoods, Illinois 60015 ("MSCC", a "Servicer" and a "Seller"), Wachovia Mortgage Corporation, having an address at 901 South Tryon Street, Charlotte, North Carolina 28202 ("Wachovia", a "Servicer" and a "Seller"), Wells Fargo Bank, National Association, having an address at 9062 Old Annapolis Road, Columbia, Maryland 21045 (in such capacity, the "Master Servicer" and the "Securities Administrator"), LaSalle Bank National Association having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603 (the "Trustee") and J.P. Morgan Trust Company, National Association, having an address at 2220 Chemsearch Boulevard, Suite 150, Irving, Texas 75062 (the "Custodian").

                  Capitalized terms used but not defined herein shall have the meanings assigned to them in the applicable Sale and Servicing Agreements referred to below.

                                   WITNESSETH:

                  WHEREAS, the Purchaser has purchased or agreed to purchase from the related Seller and the related Seller has sold or agreed to sell to the Purchaser, certain mortgage loans specified on Exhibit 1 hereto (the "Mortgage Loans"), pursuant to the terms and conditions of (i) a Mortgage Loan Sale and Servicing Agreement, dated as of January 1, 2006 between American Home, American Home Servicing and the Purchaser, (ii) a Mortgage Loan Sale and Servicing Agreement, dated as of December 1, 2005 between Hemisphere and the Purchaser,
(iii) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2005 between HSBC and the Purchaser, (iv) a Third Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 between MSCC and the Purchaser and an Amended and Restated Master Servicing Agreement, dated as of February 1, 2004 between MSCC and the Purchaser, and (v) a Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 2004 between Wachovia and the Purchaser, as supplemented by a Regulation AB Compliance Addendum dated as of November 22, 2005 between Wachovia and the Purchaser (collectively, the "Sale and Servicing Agreements");


                  WHEREAS, the Mortgage Loans purchased pursuant to the Sale and Servicing Agreements will be serviced by the Servicers pursuant to the applicable Sale and Servicing Agreement;


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                  WHEREAS, the Mortgage Loans purchased pursuant to the Sale and
Servicing Agreements are being held by the Custodian as custodian for the Purchaser pursuant to various custody agreements referenced in the Sale and Servicing Agreements (collectively, the "Underlying Custody Agreements");

                  WHEREAS, the Mortgage Loans have been transferred to Morgan Stanley Capital I Inc. (the "Depositor") pursuant to a series of Assignment, Assumption and Recognition Agreements, dated March 1, 2006, each among the related Seller, the Depositor, the Purchaser, the Master Servicer and the Trustee;

                  WHEREAS, the Mortgage Loans have been transferred to the Trustee on behalf of the Morgan Stanley Mortgage Loan Trust 2006-5AR (the "Trust") pursuant to the Pooling and Servicing Agreement dated March 1, 2006 (the "PSA"), among the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

                  WHEREAS, the Mortgage Loans will be master serviced by the Master Servicer pursuant to the PSA and serviced by the Servicers pursuant to the Sale and Servicing Agreements;

                  WHEREAS, the Trustee on behalf of the Trust desires to have the Custodian take possession of the mortgage and mortgage notes (collectively, the "Mortgage Notes") for the Mortgage Loans, along with certain other documents specified herein, as the Custodian of the Trustee or subsequent purchasers of the Mortgage Loans, in accordance with the terms and conditions hereof; and

                  NOW THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

                  Section 1. On or prior to March 31, 2006 (the "Closing Date"), American Home and American Home Servicing shall deliver and release to the Custodian the documents identified on Schedule 1-A, Hemisphere shall deliver and release to the Custodian the documents identified on Schedule 1-B, HSBC shall deliver and release to the Custodian the documents identified on Schedule 1-C, MSCC shall deliver and release to the Custodian the documents identified on
Schedule 1-D and Wachovia shall deliver and release to the Custodian the documents identified on Schedule 1-E, in each case, as being required to be delivered to the Purchaser, pertaining to the related Mortgage Loans as identified in the related Mortgage Loan Schedule.

                  A copy of each Mortgage Loan Schedule is annexed as Exhibit 1 (the "Mortgage Loan Schedule").

                  Section 2. From time to time, each Servicer shall forward to the Custodian additional documents evidencing an assumption or modification of a Mortgage Loan approved by the Trustee and the Servicer. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan are referred herein as the "Custodian's Mortgage File." The Custodian, in its independent capacity, agrees to act as custodian for the Trustee and any successor to the Trustee in accordance with the terms and conditions of this Agreement.

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                  Section 3. With respect to the Custodian's Mortgage File
delivered to the Custodian, the Custodian is the exclusive bailee and custodian for the Trustee, and the Trustee's successor or assigns and shall reflect in its records the interest of the Trustee therein. The Custodian shall hold the Custodian's Mortgage Files for the exclusive use and benefit of the Trustee and, except as otherwise provided herein, shall dispose thereof only in accordance with either the terms of this Agreement or the written instructions of the Trustee. The Custodian shall maintain continuous custody of all Custodian's Mortgage Files received by it in secure and fire resistant facilities in accordance with customary standards for such custody, and shall segregate and identify the Mortgage Loan Files by pool on its automated data system.

                  In the event that (i) the Purchaser, a Seller, the Master Servicer, the Trustee, the Securities Administrator or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to the Custodian's Mortgage File or any document included within the Custodian's Mortgage File or (ii) a third party shall institute any court proceeding by which the Custodian's Mortgage File or a document included within the Custodian's Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such notice shall promptly deliver or cause to be delivered to the other parties to this Agreement, copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law, continue to hold and maintain any portion of the Custodian's Mortgage File that is the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of the Custodian's Mortgage File as directed by the Trustee or the Securities Administrator on behalf of the Trustee which shall give a direction consistent with such determination. All reasonable expenses and fees (including attorney's fees) of the Custodian incurred as a result of such proceedings shall be borne by the Trust.

                  Section 4. On or before March 31, 2006, the Custodian shall deliver to the Purchaser, the Trustee and the Securities Administrator a Custodial Receipt in the form annexed hereto as Exhibit 3 (the "Custodial Receipt") which includes verification that, except as shown on an exceptions list attached thereto:

                  (a) all documents required to be delivered to it pursuant to
Section 1 of this Agreement are in the Custodian's possession, provided that the Custodian shall separately note on the Data Collection Schedule (the "Data Collection Schedule") any Mortgage Loans with respect to which the original note is missing and a Lost Note Affidavit and a copy of such note is delivered; provided, further, that (i) the Custodian shall have no obligation to verify the receipt of any documents the existence of which was not delivered or made known to the Custodian as part of the Custodian's Mortgage File and (ii) the Custodian shall have no obligation to determine whether the recordation of any document is necessary;

                  (b) all documents have been examined by the Custodian and appear regular on their face and relate to the Mortgage Loans;

                  (c) based only on the Custodian's examination of the foregoing documents, the information set forth on the Mortgage Loan Schedules representing each Mortgage Loan accurately reflects the following (within the tolerances, if any, shown in parentheses):

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                        (1)   the Mortgage Loan number,

                        (2) the first payment date (acceptable if accurate
                  within 30 days),

                        (3) the maturity date (acceptable if accurate within 30
                  days),

                        (4) the original loan amount,

                        (5) the original interest rate,

                        (6) the loan type (FHA, VA, etc.),

                        (7) loan modifications, if any,

                        (8) the full name of the borrower(s) (acceptable if
                  first and/or middle names are missing or initialized (e.g., C.E. Smith would match Charles Edwin Smith), acceptable if first names are shortened or lengthened or nicknames substituted therefor (e.g., Joe for Joseph or Dick for Richard), acceptable if middle or maiden names are omitted, acceptable if "Jr.", "Sr.", "II" and similar designations are omitted, acceptable if discrepancy is a typographical error),

                        (9) the property address, including zip code (zip code
                  acceptable as long as first three digits in zip code match),

                        (10) the origination date (within 1 month),

                        (11) the original or current principal and interest
                  payment, as applicable,

                        (12) whether the Mortgage Loan is a MERS Mortgage Loan,
                  and

                        (13) with respect to the adjustable rate Mortgage Loan,

                              (A) the first Adjustment Date and the Adjustment
                        Date frequency,

                              (B) the Gross Margin,

                              (C) the Maximum Mortgage Interest Rate under the
                        terms of the Mortgage Note,

                              (D) the Minimum Mortgage Interest Rate under the
                        terms of the Mortgage Note,

                              (E) the Initial Rate Cap and the Periodic Rate
                        Cap,

                              (F) the first Adjustment Date immediately
                        following the Cut off Date

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                              (G) the Index, and

                              (H) the type of adjustable rate mortgage loan
                        (i.e. 3/1, 5/1, 7/1, etc); and

                  (d) each Mortgage Note has been endorsed and each assignment of mortgage has been assigned as described in Schedule A, Schedule B, Schedule C, Schedule D or Schedule E hereto, respectively, provided that the Custodian shall have no obligation to confirm that the assignments are in recordable form.

                  In making the verification required by this Section 4 (the "Verified Information"), the Custodian may rely conclusively on the related Mortgage Loan Schedule provided by the Purchaser to the Custodian and attached hereto, and the Custodian shall have no obligation to independently verify the correctness of such Mortgage Loan Schedule. If any discrepancy exists between the Verified Information and the related Mortgage Loan Schedule, the Custodian shall notify the Purchaser, Trustee, Master Servicer, the related Seller and the related Servicer by attaching a list of such discrepancies to the Final Certification.


                  It is understood that before delivering the Custodial Receipt, the Custodian shall examine the Mortgage Loan Documents to confirm the following (and shall report any exceptions to these confirmations in the exceptions report attached to the Custodial Receipt):

                                    (1) each mortgage note, mortgage, guaranty,
                           and deed of sale bears a signature or signatures that appear to be original and that purport to be that of the Person or Persons named as the maker and mortgagor/trustor or, if photocopies are permitted by this Agreement, that such copies bear a reproduction of such signature or signatures;

                                    (2) the principal amount of the indebtedness
                           secured by the mortgage is identical to the original principal amount of the note;

                                    (3) the interest rate shown on the note is
                           identical to the interest rate shown on the applicable Mortgage Loan Schedule;

                                    (4) the assignment of the mortgage from the
                           Seller is in the form required pursuant to Section l hereof, and bears the signature of the Seller, that appears to be an original and any other necessary party or, if photocopies are permitted by this Agreement, such copies bear a reproduction of such signature or signatures;

                                    (5) if intervening assignments are included
                           in the Custodian's Mortgage File, each such intervening assignment bears the signature of the mortgagee and/or the assignor (and any other necessary party) that appears to be an original or, if photocopies are permitted by this Agreement, that such copies bear a reproduction of such signature or signatures; and

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                                    (6) the title insurance policy, certificate
                           of title or preliminary title report is for an amount not less than the original principal amount of the note.

                  Section 5. Prior to June 30, 2006, the Custodian shall deliver to the Trustee a Final Certification in the form of Exhibit 4 (the "Final Certification") evidencing the completeness of the Custodian's Mortgage File for each Mortgage Loan, with any applicable exceptions noted on the Exceptions Report attached to such Final Certification.

                  Section 6. No later than the fifth Business Day of each month, commencing in April 2006, the Custodian shall, upon request, deliver to each Servicer, and the Trustee in hard copy format (and if requested, in electronic format), the exceptions list required by Section 4 hereof, updated to remove exceptions cured since the date on which the Custodial Receipt was issued pursuant to Section 4 hereof. In addition, such monthly reports shall list any document with respect to which the related Seller delivered a copy certifying that the original had been sent for recording, until such time as the related Seller delivers to the Custodian the original of such document or a copy thereof certified by the appropriate public recording office. The Data Collection Schedule shall not be included unless specifically requested in advance. Except as specifically provided above, the Custodian shall be under no duty to review, inspect or examine such documents to determine that any of them are enforceable or appropriate for their prescribed purpose. During the life of the Mortgage Loans, in the event the Custodian discovers any defect with respect to the Custodian's Mortgage Files, the Custodian shall give written notice of such defect to the Master Servicer, the Trustee, the Purchaser and the related Seller.

                  Section 7. The Custodian shall hold in its possession and custody at J.P. Morgan Trust Company, National Association, 2220 Chemsearch Boulevard, Suite 150, Irving, Texas 75062, for the Trustee or any assignee of the Trustee, all of the Custodian's Mortgage Files delivered from time to time by the Servicers to the Custodian.

                  Section 8. From time to time and as appropriate for the foreclosure or servicing of the Mortgage Loans, the Trustee hereby authorizes the Custodian to release to each Servicer and the Master Servicer, within three
(3) business days of receipt of either (i) a written request and receipt of the related Servicer in the form attached hereto as Exhibit 5(a) (a "Request for Release") executed by one of the authorized signatories set forth on Exhibit 6, as such exhibit may be updated from time to time by the related Servicer or Master Servicer or (ii) an electronic request through the use of an electronic file request system mutually acceptable to the Custodian, the related Servicer or Master Servicer, for the a Custodian's Mortgage File or for certain documents set forth in such request to the place indicated in any such written request from the related Servicer or Master Servicer. A list of authorized signatures for such written requests has been furnished to the Custodian by the Master Servicer and the related Servicer. All Custodian's Mortgage Files so released to the Master Servicer or a Servicer shall be held by the related Servicer or Master Servicer in trust for the benefit of the Trustee in accordance with the terms of the related Sale and Servicing Agreement. The related Servicer or Master Servicer shall return to the Custodian the Custodian's Mortgage File when such Servicer's or Master Servicer's need therefor in connection with such foreclosure or servicing no longer exist, unless the Mortgage Loan shall be liquidated or paid in full.

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Section 9. The Master Servicer and each Servicer may provide an electronic transmission of a Request for Release of documents in a form agreed to in advance of initial transmission between the related Servicer or Master Servicer and the Custodian containing information readable without intervention by the Custodian's data processing operations computer hardware and software staff, and arranged in a record layout to be specified by the Custodian and agreed to with the related Servicer or Master Servicer (a "Paperless Release Request"). The Master Servicer and each Servicer agrees to maintain and control access to electronic signature information and assumes liability for any unauthorized use thereof. The Master Servicer and each Servicer also agrees to maintain accurate records of electronic transactions related to the Custodial Files. The Master Servicer and each Servicer hereby authorizes the Custodian to automatically append the electronic signature of an Authorized Representative to the applicable request for release of documents and agrees and acknowledges that by appending such Authorized Representatives electronic signature, the Custodian shall be entitled to rely thereon. For purposes of this Agreement the term "electronic signature" is defined as an "electronic identifier intended by the person using it to have the same force and effect as the use of a manual signature."

                  The Master Servicer and each Servicer agrees in advance to comply with all Custodian data encryption, security and record layout standards in connection with any Paperless Release Request as may be amended from time to time upon notice from the Custodian to the related Servicer or Master Servicer. The Custodian reserves the right to restrict or suspend the Master Servicer's and each Servicer's access to the Custodian's computer systems for maintenance or repairs or for any other reason in the Custodian's sole discretion; provided however that the Custodian shall promptly provide the related Servicer or Master Servicer with notice of such restriction or suspension.

                  Notwithstanding the foregoing, the Master Servicer and each Servicer is authorized to transmit and the Custodian is authorized to accept signed facsimile copies of Requests for Release.

                  Section 10. Upon the repurchase of any Mortgage Loan or the payment or liquidation in full of the Mortgage Loan, and within three (3) Business Days of receipt by the Custodian of the related Servicer's or Master Servicer's request for release, receipt and certification either (i) in the form attached hereto as Exhibit 5(b) executed by one of the authorized signatories set forth on Exhibit 6 as such exhibit may be updated from time to time by such Servicer or Master Servicer or (ii) through the use of an electronic request system mutually acceptable to the Custodian, such Servicer or Master Servicer and the Securities Administrator (which certification shall include a statement to the effect that all amounts received in connection with such repurchase or payment in full or liquidation have been credited to the Servicer's Custodial Account or the Master Servicer's Collection Account, as provided in the PSA), the Custodian shall release the related Custodian's Mortgage File to the related Servicer or Master Servicer.

                  Section 11. Upon reasonable prior written notice, the Custodian shall permit the Master Servicer, the Securities Administrator, the Trustee and their respective agents, and the servicing officers of each Servicer, the Master Servicer, the Securities Administrator and the Trustee the reasonable access to its premises during the Custodian's normal business hours to

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inspect the Custodian's Mortgage Files and all other documents, records and other papers in possession or under the control of the Custodian relating to the Mortgage Loans (or, in the case of the Servicers, the Mortgage Loans serviced by such Servicer). Each such person shall comply with the Custodian's reasonable standards and procedures for physical security and personal conduct while on the Custodian's premises. Any person failing, in the Custodian's sole but reasonable business judgment, to meet such standards may be removed or denied access to the premises. The party hereto requesting such examination shall be responsible for any reasonable expense in connection with such examination; provided, however, that if such requesting party is the Trustee, such expense shall be borne by the Trust.

                  Section 12. The Trustee or the Securities Administrator, with or without cause, or upon failure by the Custodian to perform or observe any term of this Agreement, may remove and discharge the Custodian or any successor Custodian thereafter appointed from the performance of its duties under this Agreement upon written notice from the Trustee or the Securities Administrator, as applicable, to the Custodian or the successor Custodian; provided that at least sixty (60) days prior written notice shall be given with respect to a removal or discharge without cause. Having given notice of such removal, the removing party shall promptly appoint a successor Custodian to act on its behalf by written instrument, an original counterpart of which instrument shall be delivered to each Seller, the Master Servicer, the Securities Administrator and the Trustee and one copy to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer, to the successor Custodian or a subsequent purchaser, as directed, the Custodian's Mortgage Files being administered under this Agreement. Such transfer shall be at the Custodian's expense only if the Custodian is discharged and removed upon a failure by the Custodian to perform or observe any material terms of this Agreement; otherwise such transfer shall occur at the expense of the removing party; provided, however, that if such requesting party is the Trustee, such expense shall be borne by the Trust. In any event, the Custodian shall be entitled to payment of all outstanding fees and expenses of the Custodian due the Custodian at the time of such removal by the removing party. In the event that the Trustee or the Securities Administrator removes the Custodian without cause, any transfer or set up fees payable to the successor Custodian will be payable by the removing party; provided, however, that if such requesting party is the Trustee, such expense shall be borne by the Trust. In any event, the ongoing fees of any successor Custodian, as mutually agreed in a separate letter agreement between such successor and the Securities Administrator, shall be paid by the Securities Administrator.

                  Section 13. The following fees and expenses of the Custodian are the sole obligation of the Securities Administrator:

                    Function                                Fee
---------------------------------------     -----------------------------------
Annual Safekeeping Fee                      $0.20 per file per month

File Release Fee                            $2.75 per file

In addition, the Purchaser shall pay any fees specified in a fee letter agreement between the Purchaser and the Custodian dated January 1, 2006.

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                  Section 14. The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect, (a) fidelity insurance, (b) errors and omissions insurance and (c) all risk property insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian and in an amount and with coverages not less than that required by Fannie Mae. Upon request, the Trustee will be provided with certificates of insurance, as specified in this paragraph 14.

                  Section 15. The Custodian may resign as the Custodian hereunder upon at least sixty (60) days prior written notice to the Purchaser, the Master Servicer, the Securities Administrator, each Servicer and the Trustee whereupon the Custodian shall deliver the Custodian's Mortgage Files to the Trustee, or a designee of the Trustee, in accordance with directions from the Trustee. In the event of such resignation, the Securities Administrator shall pay all outstanding fees (other than expenses directly incurred as a result of the Custodian's resignation) of the Custodian and shall, with the consent of the Trustee, appoint a successor Custodian. Upon such appointment, the Securities Administrator shall promptly deliver a written notification of the successor Custodian to each Servicer, the Master Servicer, the Trustee and the Purchaser.

                  Section 16. For the purpose of facilitating the execution of this Custodial Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                  Section 17. Upon the request of the Master Servicer, the Securities Administrator, each Servicer or the Trustee, at any time, the Custodian shall provide to such party a list of all the Mortgage Loans owned by the Trustee for which the Custodian holds a Custodian's Mortgage File pursuant to this Agreement. Such list may be in the form of a copy of the applicable Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, repurchased or liquidated since the date of this Agreement.

                  Section 18. The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In no event shall the Custodian, its officers, directors, employees, agents or other representatives be liable for special, indirect or consequential damages, even if advised of this possibility of the same.

                  Section 19. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by facsimile or mailed by first class mail or overnight express mail, postage prepaid, to the parties to this agreement at the address listed on Exhibit 2 or such other address as may hereafter be furnished in writing to each of the parties to this Agreement. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received, if received prior to 4 p.m. standard eastern time, delivered to or received at the premises of the addressee or received at the facsimile number of the address, or, if received after 4 p.m. standard eastern time, then on the next business day.

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                  Section 20. This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 21. The Custodian shall have no duties or obligation except those expressly stated in this Agreement, and such duties or obligations shall be determined solely by the express provisions of this Agreement. The Custodian, its officers, directors, employees, agents or other representatives shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon the Custodian by this Agreement or in reliance upon any written notice, request, consent, certificate, order, affidavit, letter, telegram or other document reasonably believed by it to be genuine and to have been signed or sent by the proper party or parties; provided, however, that the provision of this paragraph shall not be construed to relieve the Custodian from liability from its own negligent action, its own negligent failure to act, or its own bad faith or willful misconduct or any breach by the Custodian of any of its obligations hereunder, which breach was due to negligence on the part of the Custodian. The Custodian will be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any Mortgage Loan, and will not be required to and will not make any representations as to the validity, value or genuineness of any Mortgage Loan. The Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with reasonable indemnity. The Custodian may rely on and shall be protected in acting in good faith upon the written instructions of the Purchaser, each Servicer, the Master Servicer, the Securities Administrator and the Trustee and such employees and representatives of the Purchaser, each Servicer, the Master Servicer, the Securities Administrator and the Trustee as each such party may hereinafter designate in writing. The Custodian may execute any of the powers hereunder or perform any duties hereunder either directly or through agents or attorneys, provided, however, that the execution of such powers by any such agents or attorneys shall not diminish or relieve the Custodian for responsibility therefor to the same degree as if the Custodian itself had executed such powers.

                  Section 22. The Custodian shall be entitled to obtain the advice or opinion of counsel (which shall be either in house counsel or a nationally recognized outside counsel) with respect to a matter of law for which the Custodian has a reasonable question as to the rights and duties relating to the Custodian hereunder and the Custodian shall have no liability for any action taken or omitted in conformity with its good faith reliance on such advice or opinion; provided, however, that the provision of this paragraph shall not relieve the Custodian from liability from its own negligent selection of counsel.

                  Section 23. This Agreement (together with the separate fee agreement between the Securities Administrator and the Custodian) contains the entire agreement between the parties relating to the subject matter hereof and may be amended only by written agreement signed by the parties hereto.

                  Section 24.  [Reserved]

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                  Section 25. The Purchaser agrees to indemnify and hold the
Custodian, its directors, officers, agents, employees, and other representatives harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it or them in any way arising out of this Agreement as a result of any act or failure to act, so long as such act or failure to act by it or them hereunder does not constitute bad faith, negligence or willful misconduct of the Custodian or any of its agents, officers, directors or employees or breach by the Custodian of its obligations hereunder. The foregoing indemnity shall survive the termination of this Agreement.

                  Section 26. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.

                  Section 27. Each party agrees to keep confidential the existence of this Agreement, the identity of the parties hereto, and any other term or condition of this Agreement and the transactions contemplated hereby, and to use such information solely in order to effectuate the purpose of the Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction, and provided, further that such information is identified as confidential non public information; provided, however, that the Trustee may disclose such information to its attorneys, auditors and agents in order to perform its duties and to any regulatory, administrative or other governmental authority having jurisdiction over the Trustee. Except as set forth herein, in the event that either party or any of its employees, agents or affiliates are requested pursuant to, or required by, applicable law, regulation or legal process to disclose any non public information, such party will notify the other promptly prior to any such disclosure so that such party may seek a protective order or other appropriate remedy or, in such party's sole discretion, waive compliance with the terms of this Section 27, except as such notice requirement shall not apply to grand jury subpoenas or when otherwise prohibited by law. In the event that no such protective order or other remedy is timely obtained, or that such party waives compliance with the terms of this
Section 27, the party required to disclose such non public information or its employees, agents or affiliates will furnish only that portion of the non public information that it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the non public information.

                  Section 28. The Custodian (or any successor thereto) shall at all times (a) be a depository institution or trust company subject to supervision by federal or state authority, (b) have a combined capital and surplus of at least $10,000,000, (c) be qualified to do business in any jurisdiction in which it holds a Custodian's Mortgage File, (d) be qualified to act as a custodian for Fannie Mae, the Federal Home Loan Mortgage Corporation, and the Government National Mortgage Association, and (e) not be an affiliate of the Securities Administrator, the Trustee or a Seller, except insofar as the Securities Administrator, the Trustee or its respective assignee gives its prior written consent.

                  Section 29. Upon the initial sale of the Mortgage Loans, the Custodian shall deliver to the Purchaser, the Trustee, the Securities Administrator and the Master Servicer (a) an opinion of counsel and (b) an officer's certificate, each in form and substance reasonably satisfactory to the Purchaser, the Trustee, the Securities Administrator and the Master Servicer.

                  Section 30. The Custodian represents, warrants to, and covenants that:

                  (a) The Custodian is (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

                  (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene, or create a default under any applicable laws, licenses, or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or to the best of the Custodian's knowledge any contract, agreement or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

                  (c) The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;

                  (d) The Custodian has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law; and

                  (e) There is no action, suit, proceeding or investigation pending or, to the Custodian's knowledge, threatened, against the Custodian, which seeks to prevent the consummation of the transaction contemplated hereby or which, either in any one instance or in the aggregate, if determined adversely to the Custodian would adversely affect the execution, delivery or enforceability of this Agreement, the ability of the Custodian to perform its obligations hereunder, or have a material adverse effect on the financial condition of the Custodian.

                  Section 31. In the event that the Custodian fails to produce a Mortgage Note, that was in its possession pursuant to Section 1 within five (5) Business Days after such Mortgage Note has been or requested by the Trustee, the Securities Administrator, the Master Servicer or the related Seller, and provided, that (i) Custodian previously delivered to the Trustee, the Securities Administrator and the Master Servicer a Custodial Receipt with respect to such Mortgage Note; (ii) such Mortgage Note is not outstanding pursuant to a Request for Release;

and (iii) such Mortgage Note was held by the Custodian on behalf of the Trustee (a "Custodial Delivery Failure"), then the Custodian shall, with respect to any missing Mortgage Note, indemnify the Trustee, the Securities Administrator, the Master Servicer, the related Servicer and the related Seller in accordance with the succeeding paragraph of this Section 31.

                  The Custodian agrees to indemnify and hold the Trustee, the Securities Administrator and the Master Servicer harmless against any and all direct liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it in connection with or arising out of any Custodial Delivery Failure. The foregoing indemnification shall survive any termination or assignment of this Agreement.

                  Section 32. The Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses. The Custodian will be responsible for the transmission of mortgage files and loan documents, with insurance thereon as provided in the normal course by the nationally recognized overnight courier service utilized by the Custodian for such transmission. At the request of the Trustee or the Securities Administrator, as applicable, the Custodian will obtain and maintain additional insurance with an insurance provider specified by the Trustee or the Securities Administrator, as applicable, against loss or damage to such Mortgage Files and loan documents in connection with such transmission in an amount specified by the Trustee or the Securities Administrator, as applicable. The costs and expenses incurred in connection with obtaining and maintaining such insurance shall be the sole responsibility of the Trustee or Securities Administrator, which made such request; provided, however, that if such request was made by the Trustee, any such costs shall be borne by the Trust. It is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including, without limitation, the Purchaser, the Master Servicer, the Securities Administrator, the Trustee or a Servicer, arising out of actions of the Custodian consistent with this Agreement. In the absence of any written instructions from the Purchaser with respect to the transmission of the Custodian's Mortgage Files, the parties hereby agree that the Custodian may utilize any nationally recognized overnight courier service and shall be entitled to reimbursement from the Securities Administrator.

                  Section 33. The Purchaser and the Custodian further agree as follows:

         33.01:  Intent of the Parties; Reasonableness.

         The parties hereto acknowledge and agree that the purpose of this
Section 33 is to facilitate compliance by the Purchaser with the provisions of Regulation AB and related rules and regulations of the Commission. The Purchaser shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Purchaser in good faith for delivery of information within the scope of the Custodian's ordinary course of business under these provisions on the basis of evolving interpretations of Regulation AB, provided, however that if extraordinary measures are required to provide information reasonably determined by the Custodian to be outside the Custodian's ordinary course of business, the reasonable costs of such compliance will be borne by the Purchaser, so long as the Custodian provides prior notice to the Purchaser. The Custodian shall cooperate reasonably with the Purchaser to deliver to the Purchaser (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Purchaser to permit the Purchaser to comply with the provisions of Regulation AB.

         33.02:  Additional Representations and Warranties of the Custodian.

                  (a) The Custodian shall be deemed to represent to the Purchaser as of the date hereof and on each date on which information is provided to the Purchaser under Section 33.03 that, except as disclosed in writing to the Purchaser prior to such date: (i) the Custodian is in compliance with all of the requirements set forth in Section 28 hereof; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it of the type described in Item 1117 of Regulation AB; and (iii) there are no affiliations, relationships or transactions of the type described in Item 1119 of Regulation AB relating to the Custodian with respect to the Purchaser or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by the Agreement, as identified by the Purchaser to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

                  (b) If so requested by the Purchaser, on or before March 15 of each calendar year and as needed, commencing in 2007, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Purchaser shall not be given more than once each calendar quarter, unless the Purchaser shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

         33.03:  Additional Information to Be Provided by the Custodian.

         For so long as the Depositor is subject to Exchange Act reporting requirements, for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Depositor in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and (b) provide to the Depositor a written description of such proceedings. Any notices and descriptions required under this Section 33.03 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event.

         33.04: Defined Terms: The following terms are used in this Section 33 as defined below:

                  Commission: The United States Securities and Exchange Commission.

                  Determination Date: The 15th day (or, if such 15th day is not a Business Day, the following Business Day) of each month.

                  Exchange Act. The Securities Exchange Act of 1934, as amended.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Securities Act: The Securities Act of 1933, as amended.

                  Securitization Transaction. Any transaction involving either
(1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

                  Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         33.05:  Report on Assessment of Compliance and Attestation.

         (a) For so long as the Purchaser or the Master Servicer, as applicable, is filing an annual report on Form 10-K in accordance with the Exchange Act and the rules and regulations of the Commission, on or before March 15 of each calendar year, commencing in 2007, the Custodian shall:

                           (1) deliver to the Purchaser and the Master Servicer
                  a report regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 7 hereto. The Custodian hereby acknowledges that such report will be relied upon as if it were addressed to the Purchaser and Master Servicer; and

                           (2) deliver to the Purchaser and the Master Servicer
                  a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

         33.06:  Indemnification

                  (a) The Custodian shall indemnify the Depositor, the Master Servicer and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing (each, an "Indemnified Party"), from and against any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Indemnified Party may sustain arising out of third party claims based on (i) the failure of the Custodian to deliver any information required under Subsections 33.02 and 33.03 and items required under Subsection
33.05 of this Agreement or (ii) any material misstatement or omission contained in any of the foregoing.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other.

         In no event shall the Custodian or its directors, officers, agents or employees be liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them under, or in connection with, this Section 33.

                  (b) In the case of any failure of performance described in clause (a) of this Subsection 33.06, the Custodian shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian, any Subservicer, or any Subcontractor.

         This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.


                                        MORGAN STANLEY MORTGAGE
                                        CAPITAL INC.,
                                        as Purchaser


                                        By: /s/ Steven Shapiro
                                           ---------------------------------
                                           Name:  Steven Shapiro
                                           Title: Executive Director


                                        AMERICAN HOME MORTGAGE CORP.



                                        By: /s/ Alan B. Horn
                                           ---------------------------------
                                            Name:  Alan B. Horn
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary



                                        AMERICAN HOME MORTGAGE SERVICING, INC.



                                        By: /s/ Alan B. Horn
                                           ---------------------------------
                                            Name:  Alan B. Horn
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary



                                        THE HEMISPHERE NATIONAL BANK


                                        By: /s/ David Schwartz
                                           ---------------------------------
                                            Name:  David Schwartz
                                            Title: President


                                        By: /s/ Ephrain Feurer
                                           ---------------------------------
                                            Name:  Ephrain Feurer
                                            Title: Senior Managing Director

                                        HSBC MORTGAGE CORPORATION (USA),
                                        as Seller and Servicer


                                        By: /s/ Robert R. Hollinsworth
                                           ---------------------------------
                                           Name:  Robert R. Hollinsworth
                                           Title: First Vice President



                                        WACHOVIA  MORTGAGE CORPORATION,
                                        as Seller and Servicer


                                        By: /s/ Kendall Leeson
                                           ------------------------------
                                           Name:  Kendall Leeson
                                           Title: Vice President



                                        J.P. MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION
                                        as Custodian


                                        By: /s/ Bruce E. Williams
                                           --------------------------------
                                           Name:  Bruce E. Williams
                                           Title: Assistant Vice President



                                        LASALLE BANK NATIONAL
                                        ASSOCIATION,
                                        as Trustee of Morgan Stanley Mortgage
                                        Loan Trust 2006-5AR


                                        By: /s/ Susan L. Feld
                                           ----------------------------------
                                           Name:  Susan L. Feld
                                           Title: Assistant Vice President

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION,
                                        as Master Servicer


                                        By: /s/ Patricia Russo
                                           ----------------------------------
                                           Name:  Patricia Russo
                                           Title: Vice President



                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION,
                                        as Securities Administrator


                                        By: /s/ Patricia Russo
                                           ----------------------------------
                                           Name:  Patricia Russo
                                           Title: Vice President

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                           [See Schedule I to the PSA]

                                    EXHIBIT 2

(1) If to the Purchaser:

         Morgan Stanley Mortgage Capital Inc.
         1633 Broadway
         New York, New York  10019
         Attention:  Whole Loan Operations Manager

(2) If to the Custodian:

         J.P. Morgan Trust Company, National Association
         2220 Chemsearch Boulevard, Suite 150,
         Irving, Texas 75062
         Attention: Custody Manager
         Phone: (972) 785-5205
         Fax: (972) 785-5342

(3) If to American Home:

         American Home Mortgage Corp.
         538 Broadhollow Road
         Melville, New York 11747
         Attention: General Counsel

         with a copy to:

         David Friedman
         American Home Mortgage Servicing, Inc.
         4600 Regent Blvd, Suite 200
         Irving, Texas  75063

(4) If to Hemisphere:

         The Hemisphere National Bank
         1305 Franklin Avenue, 3rd Floor
         Garden City, New York 11530
         Attention: Marilyn Barnes

         with a copy to:

         The Hemisphere National Bank
         1305 Franklin Avenue, 3rd Floor
         Garden City, New York 11530
         Attention: Charles Feuer, Esq.

(5) If to HSBC:

         HSBC Mortgage Corporation (USA)
         2929 Walden Ave
         Depew, New York 14043
         Attention:  Lori A. Miller

 (6) If to Wachovia:

         Wachovia Mortgage Corporation
         901 South Tryon Street
         Charlotte, North Carolina  28202
         Attention:  Kendal Leeson

         with a copy to:

         Wachovia Mortgage Corporation
         1100 Corporate Center Drive
         Raleigh, North Carolina  27607
         Attention:  Tom Fowler

(7) If to the Trustee:

         LaSalle Bank National Association
         135 South LaSalle Street, Suite 1625
         Chicago, Illinois 60603
         Attention: Global Securities and Trust Services MSM 2006-5AR

(8) If to the Master Servicer or the Securities Administrator:

         Wells Fargo Bank, National Association
         9062 Old Annapolis Road
         Columbia, Maryland 21045
         Attention:  Client Manager, MSM 2006-5AR

                                    EXHIBIT 3

                            FORM OF CUSTODIAL RECEIPT

                                    [ ], 2006

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York  10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2006-5AR

           Re: The Custodial Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc., as the Purchaser, American Home Mortgage Corp., American Home Mortgage
                 Servicing, Inc., The Hemisphere National Bank, HSBC Mortgage Corporation (USA), Morgan Stanley Credit Corp. and Wachovia Mortgage Corporation as Sellers and Servicers, J.P. Morgan Trust Company, National Association, as Custodian, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and LaSalle Bank National Association, as Trustee
                 ---------------------------------------------------------------


Ladies and Gentlemen:

                  In accordance with the provision of Section 4 of the above referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the attached Mortgage Loan Schedules, it has reviewed the Custodian's Mortgage File and has determined that, except as set forth in the attached exception report, (a) all documents required to be delivered to it pursuant to Section 1 of the Custodial Agreement are in its possession; provided, that the Custodian has no obligation to verify the receipt of any such documents if the existence of which was not made known to the Custodian by the Custodian's Mortgage File, and provided, further, that the Custodian has no obligation to determine whether recordation of any such modification is necessary; (b) such documents have been reviewed by it and appear regular on their face and to relate to such Mortgage Loans; provided, however, that the Custodian makes no representation and has no responsibilities as to the authenticity of such documents, their compliance with applicable law, or the collectability of any of the Mortgage Loans relating thereto; (c) based upon its examination, and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedules accurately reflects, within permitted tolerances, the Verified Information with respect to each Mortgage Loan; and (d) each Mortgage Note has been endorsed and each assignment has been assigned as required under Section 1 of the Custodial Agreement. Moreover, the attached Data Collection Schedule accurately and completely sets forth the information required to be set forth therein pursuant to Section 4 of the Custodial Agreement.

                                           J.P. MORGAN TRUST COMPANY
                                             NATIONAL ASSOCIATION, as Custodian


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT 4

                           FORM OF FINAL CERTIFICATION

                                    [ ], 2006

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York  10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2006-5AR

          Re: The Custodial Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc., as the Purchaser, American Home Mortgage Corp., American Home Mortgage Servicing, Inc., The Hemisphere National Bank, HSBC Mortgage Corporation (USA),
               Morgan Stanley Credit Corp. and Wachovia Mortgage Corporation as Sellers and Servicers, J.P. Morgan Trust Company, National Association, as Custodian, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator
               and LaSalle Bank National Association, as Trustee
               -----------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with the provision of Section 5 of the above referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the attached Mortgage Loan Schedules, it has reviewed the Custodian's Mortgage File and has determined that, except as set forth in the attached exception report, (a) (i) all documents required to be delivered to it pursuant to Section 1 of the Custodial Agreement are in its possession; provided that the Custodian has no obligation to verify the receipt of any such documents if the existence of which was not made known to the Custodian by the Custodian's Mortgage File, and provided, further, that the Custodian has no obligation to determine whether recordation of any such modification is necessary; (b) such documents have been reviewed by it and appear regular on their face and to relate to such Mortgage Loans; provided, however, that the Custodian makes no representation and has no responsibilities as to the authenticity of such documents, their compliance with applicable law, or the collectability of any of the Mortgage Loans relating thereto; and (c) each Mortgage Note has been endorsed and each assignment has been assigned as required under Section 1 of the Custodial Agreement.

                                           J.P. MORGAN TRUST COMPANY
                                             NATIONAL ASSOCIATION, as Custodian


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                  EXHIBIT 5(a)

J.P. Morgan Trust Company, National Association
2220 Chemsearch Boulevard, Suite 150,
Irving, Texas 75062
Attention: Custody Manager

                  Re:      Mortgagor:
                           Pool No.:
                           Alternative Loan No.:
                           Inv. Loan No.:
                           Inv. Code No.:
                           Property:

Dear [       ]:

                  Please be advised that the subject loan is presently delinquent and [Name of individual Servicer] is attempting to collect the arrearage or alternately will commence foreclosure proceedings. Therefore, would you please release to us the Custodian's Mortgage File (as such term is defined in the Custodial Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc., as the Purchaser, American Home Mortgage Corp., American Home Mortgage Servicing, Inc., The Hemisphere National Bank, HSBC Mortgage Corporation (USA), Morgan Stanley Credit Corp. and Wachovia Mortgage Corporation as Sellers and Servicers, J.P. Morgan Trust Company, National Association, as Custodian, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and LaSalle Bank National Association, as Trustee). Should this loan re instate, all documents will be returned to you as custodian. Please forward all of the documents to my attention.

                                           Very truly yours,


                                           Document Control


                                           Authorized Signature

                                  EXHIBIT 5(b)

J.P. Morgan Trust Company, National Association
2220 Chemsearch Boulevard, Suite 150,
Irving, Texas 75062
Attention: Custody Manager

                  Re:      [Servicer] Loan Number:
                           ALT Loan Number:
                           Pool:
                           Series:
                           Customer Name:

                  Please return to the Servicer the Custodian's Mortgage File (as such term is defined in the Custodial Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc., as the Purchaser, American Home Mortgage Corp., American Home Mortgage Servicing Inc., The Hemisphere National Bank, HSBC Mortgage Corporation (USA) Morgan Stanley Credit Corporation and Wachovia Mortgage Corporation as Sellers and Servicers, J.P. Morgan Trust Company, National Association, as Custodian, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and LaSalle Bank National Association, as Trustee) on the above referenced loan, as the loan has been [paid in full] [repurchased] [liquidated].

                  These documents should be returned to:

                  [Name and Address of individual Servicer]

                  If you have any questions concerning this matter, please feel free to contact me directly at ---------.

                                           Sincerely,

                                           Reconveyance Department

                                           Name:________________________________


                  I hereby certify that all amounts received in connection with the repurchase, liquidation, or payment in full of this loan, as applicable, have been credited to the Custodial Account as provided in the relevant Agreement for the above referenced issue.

                                           Settlement Date:_____________________

                                           Name:________________________________

                                           Title:_______________________________

                                    EXHIBIT 6

              LIST OF AUTHORIZED SIGNATORIES FOR [EACH SERVICER].


NAME                                           SPECIMEN SIGNATURE

---------------------------                    --------------------------------

---------------------------                    --------------------------------

---------------------------                    --------------------------------

---------------------------                    --------------------------------

---------------------------                    --------------------------------

---------------------------                    --------------------------------

---------------------------                    --------------------------------

                                   EXHIBIT 7

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


-----------------------------------------------------------------------------------------------------------------
                                                                                           APPLICABLE SERVICING
                                            SERVICING CRITERIA                                   CRITERIA
-----------------------------------------------------------------------------------------------------------------

     Reference                                     Criteria
-----------------------------------------------------------------------------------------------------------------
                       General Servicing Considerations
--------------------                                                                       ----------------------
                     Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
1122(d)(1)(i)        accordance with the transaction agreements.
--------------------                                                                       ----------------------
                     If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
1122(d)(1)(ii)       such servicing activities.
--------------------                                                                       ----------------------
                     Any requirements in the transaction agreements to
                     maintain a back-up servicer for the mortgage loans are
1122(d)(1)(iii)      maintained.
--------------------                                                                       ----------------------
                     A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing
                     function throughout the reporting period in the amount of
                     coverage required by and otherwise in accordance with the
1122(d)(1)(iv)       terms of the transaction agreements.
--------------------                                                                       ----------------------
                      Cash Collection and Administration
--------------------                                                                       ----------------------
                     Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days
                     following receipt, or such other number of days specified
1122(d)(2)(i)        in the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized
1122(d)(2)(ii)       personnel.
--------------------                                                                       ----------------------
                     Advances of funds or guarantees regarding collections,
                     cash flows or distributions, and any interest or other
                     fees charged for such advances, are made, reviewed and
1122(d)(2)(iii)      approved as specified in the transaction agreements.
--------------------                                                                       ----------------------
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)       transaction agreements.
--------------------                                                                       ----------------------
                     Each custodial account is maintained at a federally
                     insured depository institution as set forth in the
                     transaction agreements. For purposes of this criterion,
                     "federally insured depository institution" with respect
                     to a foreign financial institution means a foreign
                     financial institution that meets the requirements of Rule
1122(d)(2)(v)        13k-1(b)(1) of the Securities Exchange Act.
--------------------                                                                       ----------------------
                     Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)       unauthorized access.
--------------------                                                                       ----------------------
                     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate;
                     (B) prepared within 30 calendar days after the bank
                     statement cutoff date, or such other number of days
                     specified in the transaction agreements; (C) reviewed and
                     approved by someone other than the person who prepared
                     the reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
1122(d)(2)(vii)      agreements.
--------------------                                                                       ----------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                           APPLICABLE SERVICING
                                            SERVICING CRITERIA                                   CRITERIA
-----------------------------------------------------------------------------------------------------------------

     Reference                                     Criteria
-----------------------------------------------------------------------------------------------------------------

                      Investor Remittances and Reporting
--------------------                                                                       ----------------------
                     Reports to investors, including those to be filed with
                     the Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth
                     in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of mortgage loans
1122(d)(3)(i)        serviced by the Servicer.
--------------------                                                                       ----------------------
                     Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and
1122(d)(3)(ii)       other terms set forth in the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
1122(d)(3)(iii)      other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)       custodial bank statements.
--------------------                                                                       ----------------------
                                  Pool Asset Administration
--------------------                                                                       ----------------------
                     Collateral or security on mortgage loans is maintained as
                     required X by the transaction agreements or related
1122(d)(4)(i)        mortgage loan documents.                                                        X
--------------------                                                                       ----------------------
                     Mortgage loan and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements                                                      X
--------------------                                                                       ----------------------
                     Any additions, removals or substitutions to the asset
                     pool are made, reviewed and approved in accordance with
                     any conditions or requirements in the transaction
1122(d)(4)(iii)      agreements.
--------------------                                                                       ----------------------
                     Payments on mortgage loans, including any payoffs, made
                     in accordance with the related mortgage loan documents
                     are posted to the Servicer's obligor records maintained
                     no more than two business days after receipt, or such
                     other number of days specified in the transaction
                     agreements, and allocated to principal, interest or other
                     items (e.g., escrow) in accordance with the related
1122(d)(4)(iv)       mortgage loan documents.
--------------------                                                                       ----------------------
                     The Servicer's records regarding the mortgage loans agree
                     with the Servicer's records with respect to an obligor's
1122(d)(4)(v)        unpaid principal balance.
--------------------                                                                       ----------------------
                     Changes with respect to the terms or status of an
                     obligor's mortgage loans (e.g., loan modifications or
                     re-agings) are made, reviewed and approved by authorized
                     personnel in accordance with the transaction agreements
1122(d)(4)(vi)       and related pool asset documents.
--------------------                                                                       ----------------------
                     Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
1122(d)(4)(vii)      transaction agreements.
--------------------                                                                       ----------------------
                     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls,
                     letters and payment rescheduling plans in cases where
                     delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)     unemployment).
--------------------                                                                       ----------------------
                     Adjustments to interest rates or rates of return for
                     mortgage loans with variable rates are computed based on
1122(d)(4)(ix)       the related mortgage loan documents.
--------------------                                                                       ----------------------




-----------------------------------------------------------------------------------------------------------------
                                                                                           APPLICABLE SERVICING
                                            SERVICING CRITERIA                                   CRITERIA
-----------------------------------------------------------------------------------------------------------------

     Reference                                     Criteria
-----------------------------------------------------------------------------------------------------------------

                     Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's mortgage loan documents, on
                     at least an annual basis, or such other period specified
                     in the transaction agreements; (B) interest on such funds
                     is paid, or credited, to obligors in accordance with
                     applicable mortgage loan documents and state laws; and
                     (C) such funds are returned to the obligor within 30
                     calendar days of full repayment of the related mortgage
                     loans, or such other number of days specified in the
1122(d)(4)(x)        transaction agreements.
--------------------                                                                       ----------------------
                     Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such
                     other number of days specified in the transaction
1122(d)(4)(xi)       agreements.
--------------------                                                                       ----------------------
                     Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless
                     the late payment was due to the obligor's error or
1122(d)(4)(xii)      omission.
--------------------                                                                       ----------------------
                     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
1122(d)(4)(xiii)     specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the
1122(d)(4)(xiv)      transaction agreements.
--------------------                                                                       ----------------------
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation
1122(d)(4)(xv)       AB, is maintained as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------

                                  SCHEDULE 1-A

                       LIST OF DOCUMENTS FOR AMERICAN HOME

                  With respect to each Mortgage Loan, the Mortgage Loan Documents shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Custodian, or to such other Person as the Purchaser shall designate in writing:

                  (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

                  (b) the original of any guarantee executed in connection with the Mortgage Note;

                  (c) with respect to Mortgage Loans that are not Co-op Loans, the original Mortgage with evidence of recording thereon. With respect to any Co-op Loan, an original or copy of the Security Agreement. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

                  (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

                  (e) with respect to Mortgage Loans that are not Co-op Loans, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except with respect to MERS Designated Loans). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

                  (f) with respect to Mortgage Loans that are not Co-op Loans, the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee (or, in the case of a MERS Designated Loan, MERS) with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

                  (g) with respect to Mortgage Loans that are not Co-op Loans, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company;

                  (h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

                  (i) with respect to any Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the Mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; and (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 assignment of such security interest by the Seller in a form sufficient for filing; and

                  (j) if any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by the Seller to be a true and correct copy of the original.

In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and
(iv) specify the date the applicable recorded document will be delivered to the Custodian; provided, however, that any recorded document shall in no event be delivered later than one year following the related Closing Date. An extension of the date specified in clause (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                  SCHEDULE 1-B

               LIST OF DOCUMENTS FOR THE HEMISPHERE NATIONAL BANK

                  With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

                  (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

                  (b) the original of any guarantee executed in connection with the Mortgage Note;

                  (c) with respect to Mortgage Loans that are not Co-op Loans, the original Mortgage with evidence of recording thereon. With respect to any Co-op Loan, an original or copy of the Security Agreement. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

                  (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

                  (e) with respect to Mortgage Loans that are not Co-op Loans, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except with respect to MERS Designated Loans). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement. If the Assignment of

Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

                  (f) with respect to Mortgage Loans that are not Co-op Loans, the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee (or, in the case of a MERS Designated Loan, MERS) with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

                  (g) with respect to Mortgage Loans that are not Co-op Loans, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company;

                  (h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

                  (i) with respect to any Co-op Loan: (i) a copy of the Co-op Lease, if any, and the assignment of such Co-op Lease, if any, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the Mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; and (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with, if applicable, an executed UCC-3 assignment of such security interest by the Seller in a form sufficient for filing; and

                  (j) if any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by the Seller to be a true and correct copy of the original.

                  In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian; provided, however, that any recorded document shall in no event be delivered later than one year following the related Closing Date. An extension of the date specified in clause (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                  SCHEDULE 1-C

                           LIST OF DOCUMENTS FOR HSBC

                  With respect to each Mortgage Loan set forth on a related Mortgage Loan Schedule, the Seller shall deliver and release to the Purchaser the following documents:

                  1. the original Mortgage Note bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee to the Seller, endorsed , as follows, "Pay to the order of Morgan Stanley Mortgage Capital Inc., without recourse", and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]";

                  If the Seller uses facsimile signatures to endorse Mortgage Notes, the Seller must provide in an Officer's Certificate that the endorsement is valid and enforceable in the jurisdiction(s) in which the Mortgaged Properties are located and must retain in its corporate records the following specific documentation authorizing the use of facsimile signatures: (i) a resolution from its board of directors authorizing specific officers to use facsimile signatures; stating that facsimile signatures will be a valid and binding act on the Seller's part; and authorizing the Seller's corporate secretary to certify the validity of the resolution, the names of the officers authorized to execute documents by using facsimile signatures, and the authenticity of specimen forms of facsimile signatures; (ii) the corporate secretary's certification of the authenticity and validity of the board of directors' resolution; and (iii) a notarized "certification of facsimile signature," which includes both the facsimile and the original signatures of the signing officer(s) and each officer's certification that the facsimile is a true and correct copy of his or her original signature.

                  2. With respect to Mortgage Loans that are not Co-op Loans, the original or a certified true copy of the Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording unless the Mortgage Loan is a MERS Designated Mortgage Loan or has been previously assigned to MERS. The Mortgage shall be assigned, with assignee's name to Morgan Stanley Mortgage Capital Inc. If the Mortgage Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by "[name of last assignee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by "[name of last assignee], formerly known as [previous name]";

                  3. the original or a certified true copy of any guarantee executed in connection with the Mortgage Note, if any;

                  4. With respect to Mortgage Loans that are not Co-op Loans the original or a certified true copy of the Mortgage with evidence of recording thereon With respect to any Co-op Loan, an original or a certified true copy of the Security Agreement. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage or a certified true copy of the Mortgage with evidence of recording thereon has not been returned by the public recording office where such Mortgage has been delivered for recordation or such Mortgage has been lost or such public recording office retains the original recorded Mortgage, a photocopy of such Mortgage, certified by the Seller to be the true and complete copy of the original mortgage submitted for recordation together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (which may be a blanket Officer's Certificate with respect to all affected Mortgage Loans sold by the Seller) of the Seller insuring the Mortgage stating that such Mortgage has been delivered to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the party delivering the Officer's Certificate or by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

                  5. original or a certified true copies of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any;

                  6. With respect to Mortgage Loans that are not Co-op Loans, the original or a certified true copies of all intervening Assignments of Mortgage with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee, or if any such intervening Assignment of Mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening Assignments of Mortgage, a photocopy of such intervening Assignment of Mortgage, certified by the Seller to be the true and complete copy of the original mortgage submitted for recordation together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (which may be a blanket Officer's Certificate with respect to all affected Mortgage Loans sold by the Seller) of the Seller insuring the Mortgage stating that such intervening Assignment of Mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening Assignment of Mortgage or a copy of such intervening Assignment of Mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening Assignment of Mortgage will be promptly delivered to the Custodian upon receipt thereof by the party delivering the Officer's Certificate or by the Seller; or
(ii) in the case of an intervening Assignment of Mortgage where a public recording office retains the original recorded intervening Assignment of Mortgage or in the case where an intervening Assignment of Mortgage is lost after recordation in a public recording office, a copy of such intervening Assignment of Mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening Assignment of Mortgage;

                  7. if the Mortgage Note, the Mortgage, any Assignment of Mortgage, or any other related document has been signed by a Person on behalf of the Mortgagor, a certified copy of the power of attorney or other instrument that authorized and empowered such Person to sign;

                  8. With respect to Mortgage Loans that are not Co-op Loans, the original (which may include a computer-generated signature) or a certified true copy of the lender's title insurance policy in the form of an ALTA mortgage title insurance policy, containing each of the endorsements required by FNMA and insuring the Purchaser and its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan or, if the original lender's title insurance policy has not been issued, the irrevocable commitment to issue the same; the original or a certified true copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any. In addition, the Purchaser will accept a short-form title insurance policy which, by nature of the conditions and stipulations of the title policy will include all FNMA and FHLMC requirements for endorsements; and

                  9. with respect to any Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; and (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 assignment of such security interest by the Seller in a form sufficient for filing.

                  In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office and (iii) specify the approximate date the applicable recorded document will be delivered to the Custodian; provided, however, that any recorded document shall in no event be delivered later than one year following the related Closing Date. An extension of the date specified in clause (iii) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                  SCHEDULE 1-D

                LIST OF DOCUMENTS FOR MORGAN STANLEY CREDIT CORP.

                  (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of __________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. Any endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

                  (b) the original of any guarantee executed in connection with the Mortgage Note;

                  (c) with respect to Mortgage Loans that are not Co-op Loans, the original Mortgage with evidence of recording thereon. With respect to any Co-op Loan, an original or copy of the Security Agreement;

                  (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

                  (e) with respect to Mortgage Loans that are not Co-op Loans, the original Assignment of Mortgage for each Mortgage Loan (or, in lieu of an original signature page of the Assignment of Mortgage, a facsimile or a Portable Document Format (PDF) copy thereof), in form and substance acceptable for recording (except with respect to MERS Designated Mortgage Loans). The Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]". With respect to any Co-op Loan, an original or copy of the assignment of the Security Agreement endorsed in blank, together with all intervening assignments thereof;

                  (f) with respect to Mortgage Loans that are not Co-op Loans, the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee (or, in the case of a MERS Designated Mortgage Loan, MERS) with evidence of recording thereon;

                  (g) with respect to Mortgage Loans that are not Co-op Loans, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company;

                  (h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

                  (i) with respect to any Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; (iv) copies of the financing statement filed by the originator as secured party and, if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller; and

                  (j) if any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by the Seller to be a true and correct copy of the original.

                                  SCHEDULE 1-E

               LIST OF DOCUMENTS FOR WACHOVIA MORTGAGE CORPORATION

                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by Wachovia Mortgage Corporation (the "Seller") in the Servicing File or delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Seller's Purchase, Warranties and Servicing Agreement.

                  1. The original Mortgage Note endorsed "Pay to the order of ___________________ without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller] formerly known as [previous name]". If the original note is unavailable, seller will provide an affidavit of lost note (in form acceptable to the Purchaser) stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note and indemnifying the Purchaser against any and all claims arising as a result of any person or entity claiming they are the holder of the note or that the note has been paid off and returned.

                  2. A true certified copy, certified by the [title insurer], of the applicable First Lien.

                  3. Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

                  4. The original or certified to be a true copy or if in electronic form identified on the Mortgage Loan Schedule, the certificate number, certified by the Seller, of the related Primary Mortgage Insurance Policy, if required.

                  5. In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment, from the Seller in accordance with Purchaser's instructions, which assignment shall, but for any blanks requested by the Purchaser, be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the original Assignment which has been sent for recordation. If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment must be by "[Seller] formerly known as [previous name]".

                  6. With respect to Mortgage Loans that are not Co-op Loans, the original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

                  7. Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer] of the original Assignment together with a certificate of the [title insurer] certifying that the original Assignment has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

                  8. Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of such original document together with certificate of Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

                  9. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

                  10. With respect to a Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease to the originator of the Mortgage Loan, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement in substantially the same form as standard a "AZTECH" form; (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller in a form sufficient for filing.

                  11. The original of any guarantee executed in connection with the Mortgage Note. Notwithstanding anything to the contrary herein, the Seller may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.